CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS






We consent to the use in this registration statement of our report dated June 17, 2002 on the financial statements for Rub A Dub Soap, Inc. as of the period from inception (September 28, 2001) to May 31, 2002, and to references to our firm as accounting and auditing experts in the prospectus.



Denver, Colorado
March 14, 2003


                                                   /s/Comiskey & Company
                                                PROFESSIONAL CORPORATION